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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                 May 31, 2001


                                  PALM, INC.
                                _____________
            (Exact name of registrant as specified in its charter)



           Delaware                    000-29597                 94-3150688
------------------------------       --------------         --------------------
 (State or other jurisdiction         (Commission             (I.R.S. Employer
      of incorporation)               File Number)          Identification No.)


                          5470 Great America Parkway
                                Santa Clara, CA
                                     95052

                   (Address of principal executive offices)
                                  (Zip Code)

      Registrant's telephone number, including area code: (408) 326-9000


              __________________________________________________
         (Former name or former address, if changed since last report)


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Item 2. Acquisition or Disposition of Assets

     On May 31, 2001, pursuant to Section 18.1 of the Master Lease Agreement dated November 16, 2000 by and between Palm, Inc. and Societe Generale Financial Corporation (the "Master Lease"), Palm exercised its option to purchase approximately 39 acres of property located in San Jose, California for $219 million ($216 million represents the original purchase price paid for the land by Societe Generale Financial Corporation and the remaining $3 million was for extension payments, closing costs and land improvement costs paid by Societe Generale Financial Corporation as part of its acquisition of the land), plus $19.8 million for interest and related transaction costs which were payable by Palm pursuant to the Master Lease. The purchase price for the property and the interest and related transaction costs were determined pursuant to arm's length negotiations between parties at the time they entered the Master Lease, and the purchase price and the interest and related transaction costs were paid by Palm out of the investment securities that Palm had posted as collateral under the Master Lease.

     Pursuant to the Amended and Restated Lease dated May 31, 2001 by and between Palm, Inc. and Societe Generale Financial Corporation (the "Amended and Restated Lease"), the property is leased to Palm and Societe Generale Financial Corporation has title to the property until the lease is terminated in accordance with Article XV of the of the Amended and Restated Lease, which provides that the lease will be terminated and fee title to the property will be conveyed to Palm upon the earlier of the termination of the lease by Palm, the expiration of the lease term on May 31, 2002, or the occurrence of certain other events set forth in Article XV. Under the Amended and Restated Lease, Palm is no longer required to post collateral for the term of the lease.

     This summary is qualified in its entirety by reference to the exhibits to this current report.

Item 7. Financial Statements and Exhibits

     (a)  Financial statements of businesses acquired.

          Not applicable.

     (b)  Pro forma financial information.

          Not applicable.

     (c)  Exhibits.


Exhibit No.    Description of Exhibits
-----------    -----------------------

10.1(1) Master Lease, dated as of November 16, 2000 by and between Palm, Inc. and Societe Generale Financial Corporation, as supplemented.

                                      -2-
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10.2           Amended and Restated Lease, dated as of May 31, 2001, between
               Palm, Inc. and Societe Generale Financial Corporation, as supplemented.

10.3 Termination Agreement, dated as of May 31, 2001, between Palm, Inc., Societe Generale Financial Corporation, Societe Generale and certain other parties.

________________

(1) Incorporated by reference to the Registrant's current report on Form 8-K filed with the Securities and Exchange Commission on December 1, 2000.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PALM, INC.


Date: June 15, 2001                    By: /s/ Stephen Yu
                                           -------------------------------------
                                           Stephen Yu
                                           Vice President, General Counsel and
                                           Secretary
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                                 EXHIBIT INDEX

Exhibit No.    Description of Exhibits
-----------    -----------------------

10.1(1) Master Lease, dated as of November 16, 2000 by and between Palm, Inc. and Societe Generale Financial Corporation, as supplemented.

10.2 Amended and Restated Lease, dated as of May 31, 2001, between Palm, Inc. and Societe Generale Financial Corporation, as supplemented.

10.3 Termination Agreement, dated as of May 31, 2001, between Palm, Inc., Societe Generale Financial Corporation, Societe Generale and certain other parties.

____________________

(1) Incorporated by reference to the Registrant's current report on Form 8-K filed with the Securities and Exchange Commission on December 1, 2000.

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